UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2008

1st Financial Services Corporation

(Exact name of Registrant as specified in its charter)

North Carolina	000-53264	26-0207901
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Jack Street Hendersonville, North Carolina	28792
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (828) 697-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	New Independent Accountants are Appointed for the Company

On October 16, 2008, the Audit Committee of 1st Financial Services Corporation (and its wholly-owned subsidiary, Mountain 1st Bank & Trust Company) appointed Brown, Edwards & Company, LLP of Bluefield, West Virginia, as our independent accountant to audit our consolidated financial statements for fiscal year 2008.

During our two most recent fiscal years and during any interim period prior to engaging Brown Edwards & Company, LLP, neither 1st Financial, Mountain 1st nor anyone acting on our behalf consulted Brown, Edwards regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on our financial statements, or (iii) any matter that was the subject of either a disagreement or a reportable event as described in Item 304(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

1ST FINANCIAL SERVICES CORPORATION
(Registrant)

Date: October 21, 2008	By:	/s/ Roger A. Mobley
Roger A. Mobley
Chief Financial Officer

2